Income Taxes	9 Months Ended
Sep. 30, 2024
Income Tax Disclosure [Abstract]
Income Taxes

5. Income Taxes

The Company has not recorded any income tax expense or benefit in either the nine months ended September 30, 2024 or the nine months ended September 30, 2023 as it has had cumulative tax losses in all jurisdictions where it conducts business. Since our inception, we have not recorded any income tax benefits for the net losses we have incurred or for our other deferred tax assets, as we believe that it is more likely than not that all of our deferred tax assets will not be realized. Accordingly, we have recorded a full valuation allowance against our net deferred tax assets.